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                                                                    EXHIBIT 10.3

                        COLLINS GROWTH & INCOME FUND, LLC
               25,000,000 UNITS OF 10.25% OF MEMBERSHIP INTERESTS
                    SUBSCRIPTION AGREEMENT FOR CLASS A UNITS

CHECKS SHOULD BE MADE PAYABLE TO "AMERICAN BANK OF COMMERCE - COLLINS GROWTH & INCOME FUND ESCROW"

Important representations are made on this form. Please read carefully. Please type or print clearly.

1. INVESTMENT

Multiply the dollar amount of the investment by the number of Units to be purchased ($1,000 x No. of Units). You must make an initial purchase of a minimum of 5 Units. Units may only be purchased as whole units.

Initial Investment              ________________ x $1,000= _____________________
                                Number of Units            Amount of Investment


Add-On to Existing Investment   ________________ x $1,000= _____________________
                                Number of Units            Amount of Investment

2. OWNERSHIP

PLEASE CHECK ONE

[ ] Individual         [ ] Tenants in Common             [ ] Taxable Trust
[ ] IRA                [ ] Community Property            [ ] Keogh
[ ] Joint Tenants      [ ] Partnership                   [ ] Non-taxable Trust
[ ] Corporation        [ ] Pension/Profit Sharing Plan   [ ] LLC


UGMA/State of ____________________
Other, explain: _____________________

3. REGISTERED OWNER

(Name of Qualified Plan, Trust, Partnership or Corporation if applicable. Give both names if jointly held. Include account number if custodial account.)

Investor 1        Mr.      Mrs.

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Last Name(s)              First Name(s)                       Middle Initial

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Tax ID Number or Social Security Number

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Mailing Address                             Street

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City                           State                               Zip Code

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Phone Number
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Investor 2        Mr.      Mrs.

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Last Name(s)              First Name(s)                       Middle Initial

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Tax ID Number or Social Security Number

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Mailing Address                             Street

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City                           State                               Zip Code

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Phone Number


4. DISTRIBUTION PAYMENT METHOD

PLEASE CHECK ONE - A OR B

A. AUTHORIZATION FOR AUTOMATIC DEPOSITS (ACH)

I authorize Collins Growth & Income Fund, LLC and American Bank of Commerce ("Escrow Agent") or its nominee, to initiate variable entries to my checking or savings account. This authority will remain in effect until I notify Collins Growth & Income Fund, LLC and provide a reasonable opportunity to act on the cancellation. PLEASE INCLUDE A COPY OF A VOIDED CHECK OR SAVINGS DEPOSIT SLIP.

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Financial Institution Name

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Address                                     Street


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City                           State                               Zip Code

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Account Number

Account Type (Check One):    [ ] Checking    [ ] Savings   [ ] Other

B. AUTHORIZATION FOR MAILING DISTRIBUTION

Please send my distribution checks to the following address (Insert "same" if checks are to be sent to mailing address. INSERT NAME, ADDRESS, ACCOUNT NUMBER AND PHONE NUMBER IF CHECKS ARE TO BE SENT TO A FINANCIAL INSTITUTION.)

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 Name

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Address                                     Street


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City                           State                               Zip Code



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5. INVESTOR REPRESENTATIONS

(Each of the following MUST BE INITIALED BY INVESTOR):

__ I have received a copy of the Prospectus dated ____________ and supplements (if any) of Collins Growth & Income Fund, LLC.

__    I received the Prospectus before I signed this Subscription Agreement.

Your broker is obligated to provide you with a copy of the Prospectus before you subscribe. We are prohibited from selling the Units to you until after you receive the Prospectus. If you did not receive the Prospectus in advance, you have the right to withdraw your subscription.

6. INVESTOR SIGNATURES AND CERTIFICATIONS

IMPORTANT--FORM W-9 CERTIFICATION INSTRUCTIONS: YOU MUST CROSS OUT ITEM (2) BELOW IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Services (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject or backup withholding.

IMPORTANT--CHECK ONE

__    I AM A UNITED STATES CITIZEN

__    I AM A FOREIGN INVESTOR

I/WE ARE AUTHORIZED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR (ENTITY LISTED IN 3 ABOVE) NEITHER A BROKER, DEALER, INVESTMENT ADVISOR NOR ANY OF THEIR AGENTS MAY SIGN ON BEHALF OF AN INVESTOR.

INVESTOR 1

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Signature

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Print Name & Capacity

INVESTOR 2

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Signature

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Print Name & Capacity

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7.       BROKER/DEALER INFORMATION
         (Please type or print)


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Broker/Dealer Firm

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Rep Name                   Rep Number

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Address                    Street

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City         State                     Zip Code

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Phone


PLEASE MAKE CHECK PAYABLE TO "AMERICAN BANK OF COMMERCE -- COLLINS GROWTH & INCOME FUND ESCROW"

FOR OFFICE USE ONLY

Collins Growth & Income Fund, LLC,
hereby accepts this Subscription Agreement on

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By:  Authorized Representative

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Its:

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Amount

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Admit Date

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Check Number

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Date of Wire

SUBSCRIPTION AGREEMENT INSTRUCTIONS

INVESTOR INSTRUCTIONS

To purchase Units, complete and sign the Subscription Agreement and deliver it to your broker, together with your check or have your broker debit your brokerage account.

YOUR CHECK SHOULD BE MADE PAYABLE TO: "AMERICAN BANK OF COMMERCE - COLLINS GROWTH & INCOME FUND ESCROW." In order to invest, all information requested on the Subscription Agreement must be completed.



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1. INVESTMENT. Collins Growth & Income Fund, LLC is offering units of its Class
A Membership Units. Insert the number of Units to be purchased, multiply the dollar amount of the investment ($1,000 x No. of Units). You must make an initial purchase of a minimum of 5 Units. If you purchase at least the 5 Unit minimum, you may purchase one or more additional Units at any time during this offering.

2. OWNERSHIP. Check the appropriate box indicating the manner in which title is to be held. Please note that the box checked must be consistent with the number of signatures appearing in Section 6. In the case of partnerships, corporations, custodianships or trusts, the box checked must be consistent with the legal title (registration).

PARTICIPANTS IN IRAS AND KEOGH PLANS SHOULD NOTE THE PURCHASE OF UNITS DOES NOT IN ITSELF CREATE THE PLAN; YOU MUST CREATE THE PLAN THROUGH A BONA FIDE CUSTODIAN OR TRUSTEE WHO WILL ALSO SIGN THE SUBSCRIPTION AGREEMENT IN BLOCK 6.

3. REGISTERED OWNER. Please type or print the exact name (registration) that should appear on the account. If the investor is an individual, a partnership or a corporation, please include in this space the complete name and title in which the investment is to be held. If the investor is a trust such as an IRA or Keogh Plan, please include the name and address of the trustee and the trust name. In the case of a trust or custodian investment including IRAs, Keogh Plans and other trusts or custodianships, quarterly distributions and investment correspondence will normally be sent to the trustee or custodian at the mailing address. The plan participant will receive correspondence at home. ALL ACCOUNTS MUST SUPPLY THE INVESTOR RESIDENTIAL ADDRESS AND ALL INVESTORS MUST MAKE THE INVESTOR REPRESENTATIONS SET FORTH IN BLOCK 6 (FOR BLUE SKY REGISTRATION PURPOSES).

4. INVESTOR REPRESENTATIONS. To comply with securities regulations, the investor MUST make the representations in this Subscription Agreement. ALL SPACES MUST BE INITIALED BY THE INVESTOR.

5. INVESTOR CERTIFICATIONS. IRS regulations require our escrow bank to have the W-9 CERTIFICATION completed for all Limited Members. This certifies that the taxpayer is not subject to backup withholding. If certification is not completed, the escrow agent must legally withhold, and pay to the IRS, 20% of the taxpayer's escrow interest. Read the Subscription Agreement carefully for additional W-9 Certification Instructions. If the investor is a Nonresident Alien or Individual, Foreign Corporation, Foreign Partnership or Foreign Trust or Estate, please check the FOREIGN STATUS CERTIFICATION box. TO AUTHORIZE THE INVESTMENT, sign in the space(s) provided. If title is to held as joint tenancy or tenants in common, at least two signatures are required. In the case of community property, only one investor signature is required. ALL INVESTORS AND/OR PLAN PARTICIPANTS MUST PROVIDE SOCIAL SECURITY NUMBERS. Trusts, corporations, partnerships, custodians and estates MUST ADDITIONALLY FURNISH a tax identification number.




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